Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended May 31, 2018 of Eternal Speech, Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Suthep Thepchit, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Eternal Speech, Inc.

By: /s/ Suthep Thepchit

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Suthep Thepchit

President, Chief Executive Officer

and Director

Dated:  July 23, 2018